INCOME TAXES - Reconciliation of the effective tax rate and the statutory income tax rate applicable to PRC operations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Reconciliation of the effective tax rate and the statutory income tax rate
Income(loss) before income tax	$ (25,431)	$ 2,492	$ 3,280
Income tax expense computed at an applicable tax rate of 17%	(4,323)	424	558
Impairment loss of goodwill	3,257
Depreciation of plant and equipment	137	138	125
Capital allowance	(107)		(257)
Non deductible expenses allocated to GEH	349	148	158
Partial tax exemption	(20)	(240)	(196)
Other items not included for tax purpose	(78)	(27)	(67)
Income tax expense net	$ (789)	$ 443	$ 321